UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The Walt Disney Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On March 28, 2024, The Walt Disney Company (“Disney”) updated its website www.VoteDisney.com, which contains information relating to Disney’s 2024 Annual Meeting of Shareholders. A copy of the updated website content (other than that previously filed) can be found below:

VOTE TODAY Time is running out and your vote is important! We encourage you to vote FOR Disney’s 12 nominees today and submit your proxies electronically. Voting by internet is quick and easy—just follow the instructions on the WHITE proxy card, or click the VOTE NOW button below. VOTE NOW

 Vote Disney HOW TO VOTE OUR BOARD REASONS TO VOTE EXPERT ANALYSIS NEWS & MEDIA CONTACTS LEGAL NOTICES Company News The Walt Disney Company Press Releases March 2024 Disney Urges Shareholders to Vote the WHITE Proxy Card “FOR” ONLY Disney’s 12 Director Nominees March 2024 The Walt Disney Company Comments On ISS Recommendation March 2024 ‘Taylor Swift | The Eras Tour (Taylor’s Version)’ Debuts as the No. 1 Music Film Ever on Disney+ March 2024 Glass Lewis Recommends That Disney Shareholders Vote the White Proxy Card “For” Only Disney’s Director Nominees February 2024 Fantasy Springs at Tokyo DisneySea Brings the Worlds of ‘Tangled,’ ‘Peter Pan’ and ‘Frozen’ to Life February 2024 Bob Iger, CEO Of The Walt Disney Company, To Participate In The Morgan Stanley Technology, Media & Telecom Conference

Vote Disney HOW TO VOTE OUR BOARD REASONS TO VOTEOpen sub navigation EXPERT ANALYSIS NEWS & MEDIAOpen sub navigation CONTACTS LEGAL NOTICES Disney Urges Shareholders to Vote the WHITE Proxy Card “FOR” ONLY Disney’s 12 Director Nominees The opportunity to protect your investment is running short! Vote electronically TODAY to ensure your shares are represented at the April 3rd Annual Meeting. BURBANK, Calif., March 28, 2024 – The Walt Disney Company (NYSE: DIS) today urged shareholders to protect their investment and the future of the Company by making sure their votes are in on the WHITE proxy card in support of ONLY Disney’s 12 director nominees (and not the Trian Group or Blackwells nominees). Disney encourages ALL shareholders to vote their shares online or by telephone no later than 11:59 p.m. Eastern Time on April 2, 2024. Instructions to vote by internet or telephone can be found on the WHITE proxy card. Disney has the right strategy to drive profitable growth and value creation for shareholders – positioning our streaming businesses for sustained growth and profitability, reinvigorating the Company’s film studios, fortifying ESPN for the future and turbocharging growth in Disney’s Experiences business. We have made substantial progress to make our business more efficient and effective, including a sharpened focus on our greatest brand and franchise assets, a continued commitment to cutting costs and declaring dividend payments for January and July of this year. This strategic transformation is working, as evidenced through the 34%[1] year-to-date increase in our stock price, outpacing both peers and the S&P. The Board and management remain focused on this building plan to create superior, sustainable shareholder value. Disney’s Board of Directors believes all of its 12 nominees are uniquely qualified to continue this important progress and create long-term shareholder value. The Board urges shareholders to protect their investment and the future of the Company by voting the WHITE proxy card FOR ONLY Disney’s 12 nominees NOW and not the Trian Group or Blackwells nominees. Shareholders with questions about how to vote their shares should call the Company’s proxy solicitor, Innisfree M&A Incorporated, at (877) 456-3463 (toll-free from the U.S. and Canada) or +1 (412) 232-3651 (from other countries). The Company’s proxy statement and other important information related to the Annual Meeting can be found at VoteDisney.com.

Forward-Looking Statements Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations; beliefs; plans; strategies; business or financial prospects or outlook; future shareholder value; expected growth and value creation; profitability; investments; capital allocation, including dividends and share repurchases; earnings expectations; expected drivers and guidance, including free cash flow and funding sources; expected benefits of new initiatives; cost reductions and efficiencies; content offerings; priorities or performance; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives (including capital investments, asset acquisitions or dispositions, new or expanded business lines or cessation of certain operations), our execution of our business plans (including the content we create and intellectual property we invest in, our pricing decisions, our cost structure and our management and other personnel decisions), our ability to quickly execute on cost rationalization while preserving revenue, the discovery of additional information or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated, including heightened inflation, capital market volatility, interest rate and currency rate fluctuations and economic slowdown or recession; deterioration in or pressures from competitive conditions, including competition to create or acquire content, competition for talent and competition for advertising revenue, consumer preferences and acceptance of our content and offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising and sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses and productions; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products. Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission (the “SEC”), including, among others, quarterly reports on Form 10-Q. Additional Information and Where to Find It Disney has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Disney’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY DISNEY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Disney free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Disney are also available free of charge by accessing Disney’s website at http://www.disney.com/investors. Participants Disney, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Disney. Information about Disney’s executive officers and directors is available in Disney’s definitive proxy statement for its 2024 Annual Meeting, which was filed with the SEC on February 1, 2024. To the extent holdings by our directors and executive officers of Disney securities reported in the proxy statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov. [1] As of market close 3/27/2024

Vote Disney HOW TO VOTE OUR BOARD REASONS TO VOTEOpen sub navigation EXPERT ANALYSIS NEWS & MEDIAOpen sub navigation CONTACTS LEGAL NOTICES Shareholder Materials Downloads March 28, 2024 Disney Urges Shareholders to Vote the WHITE Proxy Card “FOR” ONLY Disney’s 12 Director Nominees March 28, 2024 Disney’s strong performance has driven its 46% share price gain, not Peltz March 25, 2024 Highlights of Disney's strong support, shareholder returns and powerful franchises March 25, 2024 Nelson Peltz Ill-Equipped to Serve on Disney Board March 13, 2024 Correcting Trian's Fiction With Facts March 12, 2024 Letter to Shareholders Industry experts agree Disney has the right plan and team View All

Forward-Looking Statements
Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations; beliefs; plans; strategies; business or financial prospects or outlook; future shareholder value; expected growth and value creation; profitability; investments; capital allocation, including dividends and share repurchases; earnings expectations; expected drivers and guidance, including free cash flow and funding sources; expected benefits of new initiatives; cost reductions and efficiencies; content offerings; priorities or performance; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements.

Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives (including capital investments, asset acquisitions or dispositions, new or expanded business lines or cessation of certain operations), our execution of our business plans (including the content we create and intellectual property we invest in, our pricing decisions, our cost structure and our management and other personnel decisions), our ability to quickly execute on cost rationalization while preserving revenue, the discovery of additional information or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated, including heightened inflation, capital market volatility, interest rate and currency rate fluctuations and economic slowdown or recession; deterioration in or pressures from competitive conditions, including competition to create or acquire content, competition for talent and competition for advertising revenue, consumer preferences and acceptance of our content and offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising and sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses and productions; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products.

Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission (the “SEC”), including, among others, quarterly reports on Form 10-Q.

Additional Information and Where to Find it
Disney has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Disney’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY DISNEY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Disney free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Disney are also available free of charge by accessing Disney’s website at http://www.disney.com/investors.

Participants
Disney, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Disney. Information about Disney’s executive officers and directors is available in Disney’s definitive proxy statement for its 2024 Annual Meeting, which was filed with the SEC on February 1, 2024. To the extent holdings by our directors and executive officers of Disney securities reported in the proxy statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.